SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

ALLERGAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10269	95-1622442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2525 Dupont Drive Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

(714) 246-4500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure.

Certifications Required Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934

On August 13, 2002, the Principal Executive Officer and the Principal Financial Officer of Allergan, Inc. (the “Company”) each signed the statement under oath required by the Securities and Exchange Commission Order of June 27, 2002. Pursuant to the Statement by the Staff of the Securities and Exchange Commission on July 29, 2002, the two statements under oath are set forth below:

Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, David E.I. Pyott, Chairman of the Board, President and Chief Executive Officer of Allergan, Inc., state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Allergan, Inc., and, except as corrected or supplemented in a subsequent covered report:

•
no covered report contained an untrue statement of material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•
no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company’s audit committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Annual Report on Form 10-K of Allergan, Inc. for the year ended December 31, 2001, as filed with the Commission on March 1, 2002;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Allergan, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ DAVID E.I. PYOTT	Subscribed and sworn to before me this 13th day of August, 2002
David E.I. Pyott Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer) August 13, 2002	/s/ ISABEL ZAVALA Notary Public My Commission Expires; April 19, 2005
[NOTARY SEAL]

Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Eric K. Brandt, Corporate Vice President and Chief Financial Officer of Allergan, Inc., state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Allergan, Inc., and, except as corrected or supplemented in a subsequent covered report:

•
no covered report contained an untrue statement of material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•
no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company’s audit committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Annual Report on Form 10-K of Allergan, Inc. for the year ended December 31, 2001, as filed with the Commission on March 1, 2002;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Allergan, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ ERIC K. BRANDT	Subscribed and sworn to before me this 13th day of August, 2002
Eric K. Brandt Corporate Vice President and Chief Financial Officer (Principal Financial Officer) August 13, 2002	/s/ ISABEL ZAVALA Notary Public My Commission Expires; April 19, 2005
[NOTARY SEAL]

Certification Required by 18 U.S.C. § 1350

On August 12, 2002, the Company filed its Quarterly Report on Form 10-Q for the quarterly period ended June 28, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Company has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002:

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Allergan, Inc., a Delaware corporation (the “Company”), hereby certifies, to such officer’s knowledge, that:

(i)         the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 28, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated August 9, 2002	/s/ DAVID E.I. PYOTT
David E.I. Pyott Chairman of the Board, President and Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Allergan, Inc., a Delaware corporation (the “Company”), hereby certifies, to such officer’s knowledge, that:

(i)         the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 28, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated August 9, 2002	/s/ ERIC K. BRANDT
Eric K. Brandt Corporate Vice President and Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date: August 13, 2002	By:	/s/ ERIC K. BRANDT
	Name: Title:	Eric K. Brandt Corporate Vice President and Chief Financial Officer